PARAMETRIC MARKET NEUTRAL FUND
Supplement to Statement of Additional Information dated March 1, 2014

The following replaces the table under “Share Ownership.” in “Management and Organization”:

Name of Trustee	Dollar range of Equity Securities Owned in the Fund	Aggregate Dollar Range of Equity Securities Owned in Funds Overseen by Trustee in the Eaton Vance Family of Funds
Interested Trustee
Thomas E. Faust Jr.	$10,001-$50,000	over $100,000
Noninterested Trustees
Scott E. Eston	None	over $100,000*
Allen R. Freedman	None	over $100,000
Valerie A. Mosley**	None	None
William H. Park	None	over $100,000
Ronald A. Pearlman	None	over $100,000
Helen Frame Peters	None	over $100,000
Lynn A. Stout	None	over $100,000*
Harriett Tee Taggart	None	over $100,000
Ralph F. Verni	None	over $100,000
* Includes shares which may be deemed to be beneficially owned through the Trustee Deferred Compensation Plan.
** Ms. Mosley was appointed as a Trustee effective January 1, 2014.

March 14, 2014